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                                                                    EXHIBIT 10.5

                                  AMENDMENT TO

                   INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

     THIS AMENDMENT TO INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT (the "Amendment") is made as of March 31, 2003 by and among Scores Holding Company, Inc., a Utah corporation ("Issuer"), Scores Licensing Corp., a Delaware corporation ("SLC") and Scores Entertainment, Inc., a _______ corporation ("Assignor"), under which Issuer, SLC and Assignor shall amend that certain Intellectual Property Assignment Agreement (the "Assignment Agreement") dated as of July 1, 2002. Each of Issuer, SLC and Assignor is individually referred to as a "Party" and collectively referred to herein as the "Parties". Certain other terms are used herein as defined in the Assignment Agreement or elsewhere in this Agreement.

     The Parties hereto agree as follows:

     1. Termination of Diamond Dollars Program. Effective as of the date of this Amendment, the Diamond Dollars program and system, as defined in the Assignment Agreement, shall be treated as being terminated and of no further force or effect by the Parties in accordance with the following:

     (a) Assignor shall retain and hold the Assignor Shares and the Warrant that were transferred to Assignor by Issuer pursuant to the Assignment Agreement, and Assignor's rights in and to the Assignor Shares and the Warrant shall not be affected in any manner by this Amendment; and

     (b) Issuer's obligation to pay to Assignor an amount equal to twenty-five percent (25%) of all of the revenues generated from sales or use of the Diamond Dollar Rights at the Scores Showroom shall terminate effective with the close of business on March 31, 2003.

     2. Sublicense Agreement. Effective with the opening of business on April 1, 2003, Assignor and Entertainment Management Systems, Inc. ("EMS") shall enter into and perform that certain Sublicense Agreement of even date herewith annexed hereto as exhibit A (the "Sublicense').

     3. General. Except as herein specifically provided, the Sublicense shall control the relationship among the Parties and EMS effective as of April 1, 2003.

                         [Signatures on following page]


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     IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the day and year first written above.

                                                    Scores Holding Company, Inc.

                                                    By:_________________________

                                                    Name:_______________________

                                                    Title:______________________

                                                    Scores Licensing, Inc.

                                                    By:_________________________

                                                    Name:_______________________

                                                    Title:______________________

                                                    Scores Entertainment, Inc.

                                                    By:_________________________

                                                    Name:_______________________

                                                    Title:______________________


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